FLEETCOR Announces European Fuel Card Head to Lead North America Fuel Card Business

Company Announces the Appointment of Alexey Gavrilenya to Group President of the North America Fuel Card Business

PEACHTREE CORNERS, Ga., September 10, 2019 -- FLEETCOR Technologies, Inc. (NYSE: FLT), a leading global business payments company, today announced that Alexey Gavrilenya, the Company’s head of the Europe Fuel Card business, has been named group president of its North America Fuel Card business.

“We are delighted to welcome Alexey to Atlanta, and into the role heading our North America fuel card businesses,” said Ron Clarke, chairman and chief executive officer, FLEETCOR Technologies, Inc. “Alexey brings years of relevant operating experience successfully running a number of our European fuel card businesses. In addition, Alexey has six outstanding line of business leaders, who are currently managing our various market focused fuel card businesses, reporting into him.”

Mr. Gavrilenya joined FLEETCOR in 2009, as vice president finance & business development for its Russia fuel card businesses. Mr. Gavrilenya progressed to become the president of FLEETCOR’s Russia fuel businesses and most recently held the group president position for the Company’s Europe fuel card businesses. During this time, Mr. Gavrilenya significantly increased sales, revenue, and partner distribution channels, and drove digital transformation efforts.

David Krantz, the former group president of the North America fuel card business has decided to embark on a career of private company investing, as opposed to day-to-day operating roles. “I have enjoyed my time at FLEETCOR,” said Mr. Krantz. “I have had the opportunity to work with a truly talented team. I wish FLEETCOR and the team all the best.”

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws. Statements that are not historical facts, including statements about FLEETCOR's beliefs, expectations, assumptions and future performance, are forward-looking statements. Forward-looking statements can be identified by the use of words such as "anticipate," "intend," "believe," "estimate," "plan," "seek," "project," "expect," "may," "will," "would," "could" or "should," the negative of these terms or other comparable terminology. Examples of forward-looking statements in this press release include statements relating to macroeconomic conditions, including fuel prices, fuel price spreads and foreign exchange rates, impact of the Tax Act, our expectations regarding future growth, including future revenue and earnings increases; our growth plans and opportunities, including future acquisitions, estimated returns on future acquisitions and future product expansion, and estimated impact of these conditions on our operations and financial results, revenue and earnings guidance and assumptions underlying financial guidance. These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those contained in any forward-looking statement, such as fuel price and spread volatility; the impact of foreign exchange rates on operations, revenue and income; the effects of general economic and political conditions on fueling patterns and the commercial activity of fleets; changes in credit risk of customers and associated losses; the actions of regulators relating to payment cards or resulting from investigations; failure to maintain or renew key business relationships; failure to maintain competitive product offerings; failure to maintain or renew sources of financing; failure to complete, or delays in completing, anticipated new partnership and customer agreements or acquisitions and to successfully integrate or otherwise achieve anticipated benefits from such partnerships and customer arrangements or acquired businesses; failure to successfully expand business internationally, other risks related to our international operations, including the potential impact to our business as a result of the United Kingdom’s referendum to leave the European Union, risks related to litigation, the impact of new tax regulations and the resolution of tax contingencies resulting in additional tax liabilities; as well as the other risks and uncertainties identified under the caption "Risk Factors" in FLEETCOR's Annual Report on Form 10-K for the year ended December 31, 2018. These forward-looking statements are not a guarantee of performance, and undue reliance should not be placed on such statements. The forward-looking statements included in this press release are made only as of the date hereof, and FLEETCOR does not undertake, and specifically disclaims, any obligation to update any such statements as a result of new information, future events or developments except as specifically stated in this press release or to the extent required by law.

About FLEETCOR

FLEETCOR Technologies (NYSE: FLT) is a leading global business payments company that simplifies the way businesses manage and pay their expenses. The FLEETCOR portfolio of brands help companies automate, secure, digitize and control payments on behalf of, their employees and suppliers. FLEETCOR serves businesses, partners and merchants in North America, Latin America, Europe, and Asia Pacific. For more information, please visit www.FLEETCOR.com.

Contact
Investor Relations
Jim Eglseder, 770-417-4697
Jim.Eglseder@fleetcor.com